UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

FRED'S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On March 25, 2015, Fred's, Inc. issued a press release announcing the signing of an agreement to acquire Reeves-Sain Drug Store, Inc., a private specialty and retail pharmacy company based in the greater Nashville, Tennessee area.  The acquisition includes both EntrustRx, a specialty pharmacy operation that has a strong regional presence in the Southeast serviced from facilities in Spring Hill, Tennessee and Columbus, Mississippi, as well as the single Reeves-Sain retail pharmacy in Murfreesboro, Tennessee.  For purposes of accounting for the acquisition, the transaction is not considered significant according to the definition set forth in Regulation S-X (17 CFR part 210.1-02). A copy of the press release is included as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

99.1  Press Release issued by Fred's, Inc., dated March 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date:	March 27, 2015	By:	/s/	Jerry A. Shore
Jerry A. Shore
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99.1	Copy of press release issued by Fred's, Inc. on March 25, 2015.